                                                                   Exhibit 10.25

              SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           dated as of August 29, 2002

                                      among

                                 PENTAIR, INC.,

                         Various Financial Institutions,

                                  BANK ONE, NA,
                              as Syndication Agent,

                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                               JPMORGAN CHASE BANK
                                       and
                         U.S. BANK NATIONAL ASSOCIATION,
                           as Co-Documentation Agents,


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                    as Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent









                         BANC OF AMERICA SECURITIES LLC
                                       and
                         BANC ONE CAPITAL MARKETS, INC.
                     Co-Lead Arrangers and Co-Book Managers

              SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of August 29, 2002 is among PENTAIR, INC. (the "Company"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK ONE, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., as Administrative Agent.

         WHEREAS, the Company, various financial institutions and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement dated as of August 30, 2001 (as amended, the "Credit Agreement"; terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Effective as of the date hereof and subject to the occurrence of the Second Restatement Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

         1.1 Extension of Termination Date. The definition of the term "Termination Date" in Section 1.01 shall be amended by deleting the date "August 29, 2002" therein and substituting the date "August 28, 2003" therefor.

         1.2 Amendment to Schedule 2.01. Schedule 2.01 is amended in its entirety by substituting Schedule 2.01 hereto therefor.

         1.3 Removal of Lenders. Mizuho Corporate Bank, Banca Antoniana Popolare Veneta, Fleet National Bank, Sanwa Bank Limited and Credit Lyonnais Chicago Branch (collectively, the "Exiting Lenders") are each removed as a party to the Credit Agreement and shall have no further rights or obligations as a "Lender" thereunder, except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect with respect to such Lenders.

         SECTION 2 Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Agent that: (a) each of the representations and warranties of the Company set forth in the Credit Agreement, as amended and restated hereby (as so amended and restated, the "Second Restated Credit Agreement") is true and correct as of the date hereof, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) the execution and delivery hereof by the Company and the performance by the Company of its obligations under the Second Restated Credit Agreement (i) are within the powers of the Company, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (x) any provision of law or the certificate of incorporation or by-laws or other organizational documents of the Company or (y) any agreement, judgment, injunction, order, decree or other instrument which is binding upon the Company or any of its Subsidiaries; and (c) the Second Restated Credit Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 Effectiveness. The Second Restated Credit Agreement shall become effective on the date (the "Second Restatement Effective Date") when the Administrative Agent shall have received:

         (a) Second Restated Credit Agreement. Signature pages hereto signed by the Company, each of the Lenders and the Administrative Agent (it being understood that Administrative Agent may rely on a facsimile of any signature page as if it were an original).

         (b)  Resolutions; Incumbency.

              (i) Copies of resolutions of the board of directors of the Company authorizing the execution and delivery of this agreement and the consummation of the transactions contemplated hereby, certified as of the Second Restatement Effective Date by the Secretary or an Assistant Secretary of the Company, and

              (ii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver this agreement.

         (c) Confirmation. A Confirmation substantially in the form of Exhibit A signed by each Subsidiary Guarantor.

         (d) Certificate. A certificate of the President, the chief financial officer, the chief accounting officer or the vice president-treasurer of the Company, dated as of the Second Restatement Effective Date, stating that:

              (i) the representations and warranties contained in Section 2 are true and correct on and as of such date, as though made on and as of such date,

              (ii) no Event of Default or Unmatured Event of Default exists or would result from the effectiveness of this agreement, and

              (iii) since December 31, 2001, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (e) Legal Opinion. An opinion of Louis L. Ainsworth, Senior Vice President and General Counsel of the Company, substantially in the form of Attachment 1.

         (f) Other Documents. Such other documents as the Administrative Agent or any Lender may reasonably request.

         (g) Payment of Obligations. Evidence of payment by the Company of all amounts payable under the Credit Agreement (other than contingent indemnification obligations), including, without limitation, any such amounts payable to the Exiting Lenders on such date, and all accrued and unpaid fees, costs and expenses payable hereunder to the extent then due.

         SECTION 4  Miscellaneous.

         4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement as amended hereby and all rights and obligations of the parties shall be as set forth in the Second Restated Credit Agreement (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

         4.2 Counterparts. This agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

         4.3 Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent, including reasonable fees and charges of counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this agreement.

         4.4 Governing Law. This agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         4.5 Successors and Assigns. This agreement shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         PENTAIR, INC.


                                         By:___________________________
                                         Title:________________________


                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as a Lender


                                         By:___________________________
                                         Title:________________________



                                         BANK ONE, NA (Main Office Chicago)


                                         By:___________________________
                                         Title:________________________


                                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         CHICAGO BRANCH


                                         By:___________________________
                                         Title:________________________



                                         JPMORGAN CHASE BANK


                                         By:___________________________
                                         Title:________________________

                                         U.S. BANK NATIONAL ASSOCIATION


                                         By:___________________________
                                         Title:________________________


                                         WACHOVIA BANK, NATIONAL ASSOCIATION


                                         By:___________________________
                                         Title:________________________


                                         BANCA NAZIONALE DEL LAVORO S.P.A.
                                         NEW YORK BRANCH


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________


                                         NATIONAL CITY BANK


                                         By:___________________________
                                         Title:________________________


                                         BANK HAPOALIM B.M.


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________

                                         MELLON BANK, N.A.


                                         By:___________________________
                                         Title:________________________


                                         BANCA DI ROMA - CHICAGO BRANCH


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________


                                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________


                                         BNP PARIBAS


                                         By:___________________________
                                         Title:________________________


                                         By:___________________________
                                         Title:________________________


                                         THE BANK OF NEW YORK


                                         By:___________________________
                                         Title:________________________

                                  SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES

                                                                    Pro Rata
Lender                                          Commitment          Share
------                                          ----------          -----
Bank of America, N.A.                           $30,000,000         12.396694214%
Bank One, NA                                    $30,000,000         12.396694214%
The Bank of Tokyo-Mitsubishi, Ltd.,             $30,000,000         12.396694214%
     Chicago Branch
JPMorgan Chase Bank                             $30,000,000         12.396694214%
U.S. Bank National Association                  $30,000,000         12.396694214%
Wachovia Bank, National Association             $20,000,000         8.264462809%
National City Bank                              $10,000,000         4.132231404%
Banca Nazionale del Lavoro S.p.A.
      New York Branch                           $10,000,000         4.132231404%
Bank Hapoalim B.M.                              $10,000,000         4.132231404%
Mellon Bank, N.A.                               $10,000,000         4.132231404%
Banca di Roma - Chicago Branch                  $8,500,000          3.512396694%
Wells Fargo Bank, National Association          $8,500,000          3.512396694%
BNP Paribas                                     $7,500,000          3.099173553%
The Bank of New York                            $7,500,000          3.099173553%

TOTAL                                           $242,000,000        100%

                                                                       EXHIBIT A

                           CONFIRMATION BY GUARANTORS

To the Administrative Agent and the Lenders under and as defined in the Credit Agreement referred to below

         Please refer to the Second Amended and Restated 364-Day Credit Agreement dated as of August 29, 2002 (the "Second Restated Credit Agreement") among Pentair, Inc. (the "Company"), various financial institutions and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein are used as defined in the Second Restated Credit Agreement.

         Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the effectiveness of the Second Restated Credit Agreement, the Subsidiary Guaranty (i) continues in full force and effect as a guaranty of all obligations of the Company under the Second Restated Credit Agreement and (ii) continues to be a legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of August 29, 2002.

                                       APLEX INDUSTRIES, INC.
                                       BIESEMEYER MANUFACTURING CORPORATION
                                       CENTURY MANUFACTURING CO.
                                       CODELINE CORPORATION
                                       COMPOOL, INC.
                                       DELTA INTERNATIONAL MACHINERY
                                              CORPORATION
                                       DEVILBISS AIR POWER COMPANY
                                       ELECTRONIC ENCLOSURES, INC.
                                       ESSEF CORPORATION
                                       FALCON MANUFACTURING, INC.
                                       FLECK CONTROLS, INC.
                                       HOFFMAN ENCLOSURES INC.
                                       LINCOLN AUTOMOTIVE COMPANY
                                       MCNEIL (OHIO) CORPORATION
                                       NATIONAL POOL TILE GROUP, INC.
                                       PENTAIR ENCLOSURES, INC.
                                       PENTAIR ELECTRONIC PACKAGING COMPANY
                                       PENTAIR POOL PRODUCTS, INC.
                                       PENTAIR PUMP GROUP, INC.
                                       PENTAIR TOOL & EQUIPMENT SALES CO.
                                       PENTAIR WATER TREATMENT COMPANY
                                       PORTER-CABLE CORPORATION
                                       RAINBOW ACQUISITION CORP.
                                       SANFORD TECHNOLOGIES
                                       SCHROFF, INC.
                                       STRUCTURAL AUSTRALIA
                                       WALKER DICKSON, INC.
                                       WEB TOOL & MANUFACTURING, INC.
                                       WTM, INC.

                                       By:_____________________________________
                                       Name: Louis L. Ainsworth
                                       Title:  Senior Vice President,
                                               General Counsel and Secretary